UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-03741)

Exact name of registrant as specified in charter:	Putnam New York Tax Exempt Income Fund

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Stephen Tate, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	November 30, 2021

Date of reporting period:	December 1, 2020 — May 31, 2021

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

Putnam New York Tax Exempt Income Fund

Semiannual report
5 | 31 | 21

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
CLASS A
PTEIX

Putnam New York
Tax Exempt
Income Fund

Semiannual report
5 | 31 | 21

Message from the Trustees

July 7, 2021

Dear Fellow Shareholder:

This summer, the economy is in a much different condition than a year ago, or even six months ago. Most states have lifted the Covid-19 pandemic-related restrictions, and U.S. gross domestic product has returned nearly to pre-2020 levels. However, the global economy is a different story. Beyond our shores, many nations lag the United States in vaccination rates and business activity.

While there are reasons to feel some relief, it’s important to recognize what may be a new normal. Many changes hastened by the pandemic could be lasting. Dynamic, well-managed companies have adapted to seize new, more sustainable growth opportunities.

An active investment philosophy is well suited to this time. Putnam’s research teams are analyzing the fundamentals of what has stayed the same and what has changed to uncover valuable investment insights and potential risks.

Thank you for investing with Putnam.

Municipal bonds finance important public projects, such as schools, roads, and hospitals. The bonds are backed by the issuing city, town, or other government entity or by revenues collected from usage fees.

However, unlike U.S. Treasuries or corporate bonds, the interest paid on municipal bonds is generally free from federal income taxes. Moreover, New York residents generally pay no state income taxes on distributions paid from municipal bonds issued in the Empire State. That can make municipal bonds particularly attractive to investors subject to higher personal income tax rates.

2 New York Tax Exempt Income Fund

Sources: Putnam, Bloomberg Index Services Limited, as of 5/31/21. Past performance is no guarantee of future results. Yields for U.S. Treasuries, investment-grade corporates, and municipal bonds are represented by the average “yield to worst” — a calculation of the lowest possible yield generated without defaulting — of the Bloomberg Barclays U.S. Treasury Index, an unmanaged index of U.S. dollar-denominated, fixed-rate, nominal debt issued by the U.S. Treasury; the Bloomberg Barclays U.S. Corporate Bond Index, an unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, taxable corporate bonds; and the Bloomberg Barclays Municipal Bond Index, an unmanaged index of long-term fixed-rate, investment-grade tax-exempt bonds, respectively. You cannot invest directly in an index. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Income from municipal bonds may be subject to the alternative minimum tax. Annual after-tax income is based on a 40.80% federal income tax rate. This rate reflects the Tax Cuts and Jobs Act of 2017 and includes the 3.80% Medicare surtax. The income data is based on a hypothetical $100,000 investment.

Source: Moody’s Investors Service, Annual U.S. Municipal Bond Defaults and Recoveries, Five-Year Average Cumulative Default Rates, 1970–2019 (July 2020). Most recent data available.

New York Tax Exempt Income Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See below and pages 9–11 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

Returns for periods of less than one year are not annualized.

All Bloomberg Barclays indices provided by Bloomberg Index Services Limited.

Lipper peer group average provided by Lipper, a Refinitiv company.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 5/31/21. See above and pages 9–11 for additional fund performance information. Index descriptions can be found on pages 14–15.

All Bloomberg Barclays indices provided by Bloomberg Index Services Limited.

4 New York Tax Exempt Income Fund

Paul, how did municipal bonds perform during the six-month period ended May 31, 2021?

Municipal bonds performed relatively well, ending the period in positive territory despite a sharp rise in interest rates. [Bond prices move inversely to interest rates.] Interest rates moved higher in response to the reopening of the U.S. economy and investors pricing in higher inflation expectations. The yield on the benchmark 10-year U.S. Treasury note rose from 0.84% on November 30, 2020, to 1.58% on May 31, 2021. The rise was most pronounced in February 2021. Investors were worried that additional stimulus measures would accelerate the economic recovery and inflation. This resulted in higher bond yields further out on the yield curve while short-term interest rates remained near zero, anchored by the Federal Reserve’s monetary policy. Underscoring inflation fears, oil prices spiked to their highest level in more than a year on March 15, 2021.

Municipals regained their footing in March 2021, with President Biden’s signing of the $1.9 trillion American Rescue Plan. This Covid-19-relief bill included another round of stimulus checks and $350 billion in aid to state and local governments.

New York Tax Exempt Income Fund 5

Allocations are shown as a percentage of the fund’s net assets as of 5/31/21. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the timing of matured security transactions, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

Credit qualities are shown as a percentage of the fund’s net assets as of 5/31/21. A bond rated BBB or higher (SP-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings may vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, and short-term securities in the portfolio. The fund itself has not been rated by an independent rating agency.

6 New York Tax Exempt Income Fund

Later in the month, with inflation concerns still on the minds of investors, the Fed downplayed the possibility that it would reduce its support for the economy any time soon. Fed officials also revised their economic outlook for stronger growth for 2021 and affirmed that they still expected to keep interest rates near zero until 2023. Inflation fears eased, and the bellwether 10-year U.S. Treasury bond rate fell and remained in a narrow trading range for the balance of the period.

For the six months ended May 31, 2021, the Bloomberg Barclays Municipal Bond Index [the fund’s benchmark] rose 1.40%, outperforming the broader U.S. fixed income markets, which delivered negative performance, and U.S. Treasuries. We believe this outcome was due to the municipal bond market’s robust technical backdrop, which saw record demand outpacing supply.

What is your current assessment of the health of the municipal bond market?

Credit fundamentals continue to improve, in our view. We’ve seen an uptick in state and local tax revenue from second-quarter 2020 crisis levels. In our view, states with income taxes have generally navigated the pandemic better than states that rely more on sales taxes. Furthermore, we believe improving economic activity, job growth, home-price appreciation, and the federal government’s direct aid to state and local governments are supporting a recovery in credit fundamentals. Defaults, despite pandemic-related challenges, remained low and within long-term ranges during the period. In 2020, the default rate represented less than 0.25% of the overall municipal bond market, according to Municipal Market Analytics. Defaults within the investment-grade-rated universe were a rare occurrence.

How did the fund perform during the reporting period?

For the six months ended May 31, 2021, the fund outperformed its benchmark but under-performed the average return of its Lipper peer group, New York Municipal Debt Funds.

What strategies influenced performance?

At period-end, the fund held an overweight exposure to investment-grade bonds rated A and BBB relative to its benchmark. The fund also held a slightly underweight exposure to lower-rated, high-yield bonds relative to its Lipper peer group. From a sector- or industry-positioning perspective, we favored private higher-education, hospital-backed, and essential utility bonds relative to the fund’s Lipper peer group. Duration positioning, a measure of the fund’s interest-rate sensitivity, was generally neutral relative to the level of its Lipper peer group at period-end. Our yield-curve strategy was defined by an overweight position in bonds with maturities of 10 to 20 years relative to the Lipper peer group at period-end. As part of this strategy, the fund held an underweight exposure to long maturity holdings compared with the benchmark.

The fund held an overweight exposure to revenue bonds compared with its Lipper peer group. The fund’s exposure to state and local governments was limited to those with, in our view, diverse tax bases and the ability to enact broad revenue enhancements or expense cuts.

We remain cautious about bonds issued by Puerto Rico. We believe the Commonwealth has a seemingly fragile economy, weak demographic trends, poor-quality infrastructure, a volatile political environment, and a history of fiscal mismanagement. As such, the fund remained underweight in its exposure to uninsured Puerto Rico municipal debt relative to its Lipper peer group. We continue to monitor the Commonwealth’s ongoing restructuring efforts for potential opportunities.

New York Tax Exempt Income Fund 7

What is your outlook for the municipal bond market in the coming months?

More than a year after the World Health Organization announced that the coronavirus outbreak had reached the level of a pandemic, we believe we are coming out on the other side of this health crisis thanks to the aid of multiple relief packages and medical advancements. The recent infusions under the American Rescue Plan should help state and local governments enter their 2022 budget sessions with enough cash on hand to help absorb the economic stress of the pandemic, in our view.

If an infrastructure bill is passed, it would likely be a positive development for many municipal borrowers, particularly state and local governments, transit agencies, airports, and other entities that typically finance transportation infrastructure. Water/sewer and electric utilities are also likely to benefit from a broad infrastructure bill. In our view, federal grants for these projects would reduce the need for municipal borrowers to issue debt to cover these essential services. This could increase fiscal flexibility for these borrowers while avoiding higher tax burdens.

In addition, we believe that with the easing of mobility restrictions and the American Rescue Plan, U.S. economic growth will be strong in the second half of 2021. At the same time, we believe the Fed remains committed to its twin goals of maximum employment and 2% sustained inflation. With these and other factors at play, we believe the greatest opportunities reside in the lower parts of the investment-grade universe as well as the high-yield sectors at this point in the economic recovery.

Thank you, Paul, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Statements in the Q&A concerning the fund’s performance or portfolio composition relative to those of the fund’s Lipper peer group may reference information produced by Lipper Inc. or through a third party.

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the timing of matured security transactions, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

8 New York Tax Exempt Income Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended May 31, 2021, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R6 and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 5/31/21

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (9/2/83)
Before sales charge	6.08%	47.57%	3.97%	16.98%	3.19%	14.70%	4.68%	7.01%	2.66%
After sales charge	5.97	41.67	3.54	12.30	2.35	10.11	3.26	2.73	–1.45
Class B (1/4/93)
Before CDSC	5.89	40.41	3.45	13.41	2.55	12.61	4.04	6.39	2.36
After CDSC	5.89	40.41	3.45	11.41	2.19	9.61	3.11	1.39	–2.64
Class C (7/26/99)
Before CDSC	5.90	38.66	3.32	12.67	2.42	12.09	3.88	6.22	2.28
After CDSC	5.90	38.66	3.32	12.67	2.42	12.09	3.88	5.22	1.28
Class R6 (5/22/18)
Net asset value	6.17	50.88	4.20	18.29	3.42	15.38	4.88	7.29	2.67
Class Y (1/2/08)
Net asset value	6.17	50.88	4.20	18.30	3.42	15.35	4.87	7.28	2.67

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A shares reflect the deduction of the maximum 4.00% sales charge levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R6 and Y shares have no initial sales charge or CDSC. Performance for class B, C, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B and C share performance reflects conversion to class A shares after eight years.

New York Tax Exempt Income Fund 9

Comparative index returns For periods ended 5/31/21

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Bloomberg Barclays
Municipal Bond Index	6.51%	52.24%	4.29%	18.88%	3.52%	15.88%	5.03%	4.74%	1.40%
Lipper New York
Municipal Debt Funds	5.92	49.51	4.07	17.86	3.32	15.11	4.79	7.52	3.05
category average*

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

All Bloomberg Barclays indices provided by Bloomberg Index Services Limited.

Lipper peer group average provided by Lipper, a Refinitiv company.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 5/31/21, there were 99, 97, 90, 82, 71, and 3 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 5/31/21

Distributions	Class A		Class B	Class C	Class R6	Class Y
Number	6		6	6	6	6
Income[1]	$0.092692		$0.066354	$0.059870	$0.104175	$0.103817
Capital gains[2]	—		—	—	—	—
Total	$0.092692		$0.066354	$0.059870	$0.104175	$0.103817
	Before	After	Net	Net	Net	Net
	sales	sales	asset	asset	asset	asset
Share value	charge	charge	value	value	value	value
11/30/20	$8.80	$9.17	$8.78	$8.80	$8.81	$8.81
5/31/21	8.94	9.31	8.92	8.94	8.94	8.94
	Before	After	Net	Net	Net	Net
Current rate	sales	sales	asset	asset	asset	asset
(end of period)	charge	charge	value	value	value	value
Current dividend rate[3]	1.99%	1.91%	1.38%	1.23%	2.25%	2.24%
Taxable equivalent4(a)	3.95	3.79	2.74	2.44	4.47	4.45
Taxable equivalent4(b)	4.28	4.11	2.97	2.65	4.84	4.82
Current 30-day
SEC yield[5]	N/A	0.70	0.14	–0.01	0.98	0.97
Taxable equivalent4(a)	N/A	1.39	0.28	N/A	1.95	1.93
Taxable equivalent4(b)	N/A	1.51	0.30	N/A	2.11	2.09

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 For some investors, investment income may be subject to the federal alternative minimum tax.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

4 Assumes (a) maximum 49.62% federal and state combined tax rate for 2021 or (b) maximum 53.50% federal, New York State, and New York City combined tax rate for 2021. Results for investors subject to lower tax rates would not be as advantageous.

5 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

10 New York Tax Exempt Income Fund

Fund performance as of most recent calendar quarter Total return for periods ended 6/30/21

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (9/2/83)
Before sales charge	6.08%	47.62%	3.97%	15.81%	2.98%	15.12%	4.80%	5.97%	2.17%
After sales charge	5.97	41.71	3.55	11.17	2.14	10.51	3.39	1.74	–1.92
Class B (1/4/93)
Before CDSC	5.89	40.45	3.46	12.28	2.34	13.03	4.17	5.35	1.87
After CDSC	5.89	40.45	3.46	10.28	1.98	10.03	3.24	0.35	–3.13
Class C (7/26/99)
Before CDSC	5.90	38.70	3.33	11.42	2.19	12.63	4.05	5.19	1.79
After CDSC	5.90	38.70	3.33	11.42	2.19	12.63	4.05	4.19	0.79
Class R6 (5/22/18)
Net asset value	6.17	51.10	4.21	17.24	3.23	16.06	5.09	6.36	2.30
Class Y (1/2/08)
Net asset value	6.17	51.10	4.21	17.25	3.23	16.04	5.08	6.36	2.29

See the discussion following the fund performance table on page 9 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class R6	Class Y
Total annual operating expenses for the fiscal
year ended 11/30/20	0.79%*	1.39%	1.54%	0.53%	0.54%
Annualized expense ratio for the six-month
period ended 5/31/21	0.78%	1.38%	1.53%	0.52%	0.53%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Restated to reflect current fees.

New York Tax Exempt Income Fund 11

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 12/1/20 to 5/31/21. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class R6	Class Y
Expenses paid per $1,000*†	$3.94	$6.96	$7.72	$2.63	$2.68
Ending value (after expenses)	$1,026.60	$1,023.60	$1,022.80	$1,026.70	$1,026.70

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/21. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 5/31/21, use the following calculation method. To find the value of your investment on 12/1/20, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class R6	Class Y
Expenses paid per $1,000*†	$3.93	$6.94	$7.70	$2.62	$2.67
Ending value (after expenses)	$1,021.04	$1,018.05	$1,017.30	$1,022.34	$1,022.29

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/21. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

12 New York Tax Exempt Income Fund

Consider these risks before investing

The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. The fund’s performance will be closely tied to the economic and political conditions in New York State, and can be more volatile than the performance of a more geographically diversified fund. Capital gains, if any, are taxed at the federal and, in most cases, state levels. For some investors, investment income may be subject to the federal alternative minimum tax. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Tax-exempt bonds may be issued under the Internal Revenue Code only by limited types of issuers for limited types of projects. As a result, the fund’s investments may be focused in certain market segments and be more vulnerable to fluctuations in the values of the securities it holds than a more broadly invested fund. Interest the fund receives might be taxable. Our investment techniques, analyses, and judgments may not produce the outcome we intend. The investments we select for the fund may not perform as well as other securities that we do not select for the fund. We, or the fund’s other service providers, may experience disruptions or operating errors that could have a negative effect on the fund. You can lose money by investing in the fund.

New York Tax Exempt Income Fund 13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofA (Intercontinental Exchange Bank of America) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

14 New York Tax Exempt Income Fund

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New York Tax Exempt Income Fund 15

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single notice of internet availability, or a single printed copy, of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2020, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of May 31, 2021, Putnam employees had approximately $579,000,000 and the Trustees had approximately $81,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Liquidity risk management program

Putnam, as the administrator of the fund’s liquidity risk management program (appointed by the Board of Trustees), presented the most recent annual report on the program to the Trustees in April 2021. The report covered the structure of the program, including the program documents and related policies and procedures adopted to comply with Rule 22e-4 under the Investment Company Act of 1940, and reviewed the operation of the program from January 2020 through December 2020. The report included a description of the annual liquidity assessment of the fund that Putnam performed in November 2020. The report noted that there were no material compliance exceptions identified under Rule 22e-4 during the period. The report included a review of the governance of the program and the methodology for classification of the fund’s investments. The report also included a discussion of liquidity monitoring during the period, including during the market liquidity challenges caused by the Covid-19 pandemic, and the impact those challenges had on the liquidity of the fund’s investments. Putnam concluded that the program has been operating effectively and adequately to ensure compliance with Rule 22e-4.

16 New York Tax Exempt Income Fund

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

New York Tax Exempt Income Fund 17

The fund’s portfolio 5/31/21 (Unaudited)

Key to holding’s abbreviations

AGC Assured Guaranty Corporation
AGM Assured Guaranty Municipal Corporation
AMBAC AMBAC Indemnity Corporation
BAM Build America Mutual
FCS Farm Credit System
FHLMC Coll. Federal Home Loan Mortgage Corporation Collateralized
G.O. Bonds General Obligation Bonds
OTC Over-the-counter
U.S. Govt. Coll. U.S. Government Collateralized
VRDN Variable Rate Demand Notes, which are floating-rate securities with long-term maturities that carry coupons that reset and are payable upon demand either daily, weekly or monthly. The rate shown is the current interest rate at the close of the reporting period. Rates are set by remarketing agents and may take into consideration market supply and demand, credit quality and the current SIFMA Municipal Swap Index rate, which was 0.05% as of the close of the reporting period.

MUNICIPAL BONDS AND NOTES (99.5%)*	Rating**	Principal amount	Value
Alaska (1.0%)
AK State Indl. Dev. & Export Auth. Rev. Bonds, (Tanana Chiefs Conference), Ser. A
4.00%, 10/1/37	A+/F	$4,635,000	$5,337,912
4.00%, 10/1/35	A+/F	4,280,000	4,955,851
			10,293,763
Guam (0.1%)
Territory of GU, Pwr. Auth. Rev. Bonds, Ser. A, 5.00%, 10/1/34	Baa2	700,000	736,136
			736,136
New York (98.4%)
Albany, Cap. Resource Corp. Rev. Bonds
(Albany College of Pharmacy & Hlth. Sciences), Ser. A, 5.00%, 12/1/33	BBB+	325,000	363,222
(Albany College of Pharmacy & Hlth. Sciences), Ser. A, 5.00%, 12/1/32	BBB+	495,000	554,324
(Empire Commons Student Hsg., Inc.), Ser. A, 5.00%, 5/1/32	A	265,000	312,216
(Albany College of Pharmacy & Hlth. Sciences), Ser. A, 5.00%, 12/1/31	BBB+	115,000	128,995
(Empire Commons Student Hsg., Inc.), Ser. A, 5.00%, 5/1/31	A	1,150,000	1,359,117
(Albany College of Pharmacy & Hlth. Sciences), Ser. A, 5.00%, 12/1/30	BBB+	250,000	281,151
(Empire Commons Student Hsg., Inc.), Ser. A, 5.00%, 5/1/30	A	700,000	829,864
(Empire Commons Student Hsg., Inc.), Ser. A, 5.00%, 5/1/29	A	590,000	703,197
(Empire Commons Student Hsg., Inc.), 5.00%, 5/1/28	A	200,000	239,754
(Empire Commons Student Hsg., Inc.), Ser. A, 5.00%, 5/1/25	A	580,000	681,773
(Empire Commons Student Hsg., Inc), 5.00%, 5/1/22	A	215,000	223,965
Brookhaven, Local Dev. Corp. Rev. Bonds
(Jeffersons Ferry), 5.25%, 11/1/36	BBB/F	1,200,000	1,424,210
(Brookhaven Memorial Hosp. Med. Ctr., Inc. Oblig. Group), 4.00%, 10/1/45	BBB−	2,000,000	2,261,450

18 New York Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (99.5%)* cont.	Rating**	Principal amount	Value
New York cont.
Broome Cnty., Local Dev. Corp. Rev. Bonds, (United Hlth. Svcs. Hosp. Oblig. Group), AGM
4.00%, 4/1/50	AA	$1,300,000	$1,499,059
4.00%, 4/1/40	AA	1,350,000	1,586,967
4.00%, 4/1/39	AA	1,295,000	1,525,189
4.00%, 4/1/38	AA	1,185,000	1,399,156
4.00%, 4/1/34	AA	1,000,000	1,192,654
Buffalo & Erie Cnty., Indl. Land Dev. Corp. Rev. Bonds
(Catholic Hlth. Syst. Oblig. Group), 5.25%, 7/1/35	Baa2	1,000,000	1,166,075
(Orchard Park), 5.00%, 11/15/37	BBB−/F	4,470,000	5,016,234
(Charter School for Applied Tech.), Ser. A, 5.00%, 6/1/35	BBB	2,000,000	2,206,884
(Orchard Park), 5.00%, 11/15/30	BBB−/F	500,000	569,084
(D’Youville College), 4.00%, 11/1/50	BBB	2,535,000	2,905,005
(D’Youville College), 4.00%, 11/1/45	BBB	4,000,000	4,602,956
(D’Youville College), 4.00%, 11/1/40	BBB	1,000,000	1,167,497
(D’Youville College), 4.00%, 11/1/35	BBB	1,025,000	1,213,515
Buffalo & Fort Erie, Pub. Bridge Auth. Rev. Bonds
5.00%, 1/1/42	A+	2,250,000	2,689,090
(Toll Bridge Syst.), 5.00%, 1/1/25	A+	400,000	463,230
(Toll Bridge Syst.), 5.00%, 1/1/24	A+	250,000	279,719
Build NY City Resource Corp. Rev. Bonds
(Manhattan College), 5.00%, 8/1/47	A−	1,000,000	1,174,995
(YMCA of Greater NY), 5.00%, 8/1/40	Baa2	2,575,000	2,897,788
(Children’s Aid Society (The)), 5.00%, 7/1/40	A+	3,175,000	3,642,529
(Q Student Residences, LLC), Ser. A, 5.00%, 6/1/38	Aa2	2,850,000	3,206,371
(South Bronx Charter School for Intl. Cultures & the Arts), Ser. A, 5.00%, 4/15/33	BB+	2,000,000	2,084,738
(Bronx Charter School for Excellence), Ser. A, 5.00%, 4/1/33	BBB−	620,000	651,693
(YMCA of Greater NY), U.S. Govt. Coll., 5.00%, 8/1/32 (Prerefunded 8/1/22)	Baa2	1,740,000	1,838,516
(Children’s Aid Society (The)), 4.00%, 7/1/49	A+	1,000,000	1,131,002
(Children’s Aid Society (The)), 4.00%, 7/1/44	A+	450,000	513,901
(Children’s Aid Society (The)), 4.00%, 7/1/38	A+	290,000	336,659
(Children’s Aid Society (The)), 4.00%, 7/1/36	A+	125,000	145,840
Build NY City Resource Corp. 144A Rev. Bonds, (Inwood Academy Leadership Charter School), Ser. A, 5.125%, 5/1/38	BB/P	1,100,000	1,260,465
Build NY City Resource Corp. Solid Waste Disp. 144A Rev. Bonds, (Pratt Paper NY, Inc.), 5.00%, 1/1/35	B+/P	1,750,000	1,959,476
Dutchess Cnty., Local Dev. Corp. Rev. Bonds
(Anderson Ctr. Svcs., Inc.), 6.00%, 10/1/30	BB+	2,780,000	2,785,156
(Culinary Inst. of America (The)), 5.00%, 7/1/35	Baa2	155,000	179,232
(Culinary Inst. of America (The)), 5.00%, 7/1/32	Baa2	1,065,000	1,236,283
(Nuvance Health Oblig. Group), Ser. B, 4.00%, 7/1/49	A−	2,250,000	2,566,192

New York Tax Exempt Income Fund 19

MUNICIPAL BONDS AND NOTES (99.5%)* cont.	Rating**	Principal amount	Value
New York cont.
Dutchess Cnty., Local Dev. Corp. 144A Rev. Bonds, (Bard College), Ser. A
5.00%, 7/1/51	BB+	$2,400,000	$2,937,075
5.00%, 7/1/45	BB+	8,400,000	10,326,229
5.00%, 7/1/40	BB+	1,000,000	1,245,147
Erie Cnty., Fiscal Stability Auth. Rev. Bonds, (Sales Tax & State Aid), Ser. D
5.00%, 9/1/39	Aa1	515,000	637,205
5.00%, 9/1/38	Aa1	1,500,000	1,857,046
5.00%, 9/1/37	Aa1	1,000,000	1,239,553
5.00%, 9/1/36	Aa1	1,500,000	1,862,196
5.00%, 9/1/35	Aa1	1,250,000	1,553,353
Glen Cove, Local Econ. Assistance Corp. Rev. Bonds, (Garvies Point Pub. Impt.), Ser. C, stepped-coupon zero % (5.625%, 1/1/24), 1/1/55 ††	B/P	600,000	627,131
Hempstead Town, Local Dev. Corp. Rev. Bonds
(Molloy College), 5.00%, 7/1/48	BBB	1,000,000	1,194,792
(Hofstra U.), 5.00%, 7/1/47	A2	1,000,000	1,221,548
(Molloy College), 5.00%, 7/1/44	BBB	2,300,000	2,515,113
(Molloy College), 5.00%, 7/1/43	BBB	1,025,000	1,232,187
(Hofstra U.), 5.00%, 7/1/42	A2	1,200,000	1,465,502
(Molloy College), 5.00%, 7/1/38	BBB	865,000	1,051,612
(Molloy College), 5.00%, 7/1/38	BBB	480,000	569,689
(Molloy College), 5.00%, 7/1/37	BBB	315,000	374,299
(Adelphi U.), 5.00%, 2/1/34	A−	200,000	245,620
(Adelphi U.), 5.00%, 2/1/33	A−	205,000	252,440
(Adelphi U.), 5.00%, 6/1/32	A−	200,000	258,955
(Adelphi U.), 5.00%, 2/1/32	A−	230,000	284,001
(Adelphi U.), 5.00%, 2/1/31	A−	200,000	247,701
(Adelphi U.), 5.00%, 6/1/30	A−	200,000	256,572
(Adelphi U.), 5.00%, 2/1/30	A−	155,000	192,946
(Hofstra U.), 5.00%, 7/1/28 (Prerefunded 7/1/21)	A2	650,000	652,253
(Adelphi U.), 5.00%, 6/1/27	A−	600,000	732,308
(Adelphi U.), 5.00%, 6/1/26	A−	345,000	411,826
(Hofstra U.), Ser. A, 5.00%, 7/1/25	A2	900,000	1,067,047
(Hofstra U.), Ser. A, 5.00%, 7/1/24	A2	1,465,000	1,678,785
(Hofstra U.), Ser. A, 5.00%, 7/1/23	A2	1,160,000	1,277,998
(Adelphi U.), 5.00%, 6/1/23	A−	200,000	217,841
(Adelphi U.), 5.00%, 6/1/22	A−	140,000	146,426
(Adelphi U.), 4.00%, 2/1/39	A−	1,000,000	1,132,560
Hudson Yards Infrastructure Corp. Rev. Bonds, Ser. A, 5.75%, 2/15/47	Aa3	1,005,000	1,008,903
Huntington, Local Dev. Corp. Rev. Bonds, (Gurwin Indpt. Hsg. Oblig. Group), Ser. A, 5.25%, 7/1/56	B−/P	1,000,000	1,071,536
Liberty, Dev. Corp. Rev. Bonds, (Goldman Sachs Headquarters)
5.50%, 10/1/37	A2	4,010,000	6,062,357
5.25%, 10/1/35	A2	4,000,000	5,762,606

20 New York Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (99.5%)* cont.	Rating**	Principal amount	Value
New York cont.
Long Island, Pwr. Auth. Elec. Syst. Rev. Bonds
Ser. B, 5.00%, 9/1/46	A2	$2,500,000	$2,989,576
Ser. B, 5.00%, 9/1/45	A2	2,000,000	2,327,636
Ser. A, 5.00%, 9/1/44	A2	8,500,000	9,570,810
5.00%, 9/1/42	A2	2,000,000	2,454,901
Ser. B, 5.00%, 9/1/41	A2	5,250,000	6,292,921
Ser. A, 5.00%, 9/1/39	A2	8,800,000	9,956,896
5.00%, 9/1/37	A2	1,000,000	1,238,187
5.00%, 9/1/36	A2	1,000,000	1,240,780
Ser. B, 5.00%, 9/1/36	A2	1,500,000	1,808,182
5.00%, 9/1/35	A2	1,000,000	1,246,802
5.00%, 9/1/34	A2	1,000,000	1,246,529
5.00%, 9/1/33	A2	500,000	621,395
Ser. A, 4.00%, 9/1/38	A2	8,000,000	9,420,836
AGM, zero %, 6/1/28	AA	2,510,000	2,257,582
Metro. Trans. Auth. Rev. Bonds
(Green Bonds), Ser. C, BAM, 5.00%, 11/15/42	AA	10,000,000	12,581,920
Ser. C, 5.00%, 11/15/41	A3	3,305,000	3,504,541
Ser. D, 5.00%, 11/15/38	A3	4,070,000	4,440,970
Ser. B, 5.00%, 11/15/33	A3	5,220,000	6,255,836
Ser. D-1, 5.00%, 11/15/33	A3	960,000	1,084,485
4.00%, 11/15/45	A3	6,000,000	6,904,727
Ser. D, 4.00%, 11/15/42	A3	10,000,000	11,248,081
Metro. Trans. Auth. Dedicated Tax Mandatory Put Bonds (6/1/22), Ser. A-2A, 0.50%, 11/1/26	AA	4,350,000	4,350,131
Metro. Trans. Auth. Dedicated Tax Rev. Bonds
Ser. A, 5.25%, 11/15/34	AA	5,600,000	6,849,923
(Green Bonds), Ser. B-1, 5.00%, 11/15/36	AA	3,500,000	4,188,540
(Green Bonds), Ser. B-1, 5.00%, 11/15/34	AA	3,500,000	4,200,584
Metro. Trans. Auth. Hudson Rail Yards Trust Oblig. Rev. Bonds, Ser. A, 5.00%, 11/15/51	A3	9,500,000	9,676,285
Monroe Cnty., Indl. Dev. Corp. Rev. Bonds
(Rochester Gen. Hosp.), 5.00%, 12/1/46	BBB+	3,000,000	3,472,762
(Rochester Gen. Hosp.), Ser. A, 5.00%, 12/1/37	BBB+	2,000,000	2,120,487
(Rochester Gen. Hosp.), 5.00%, 12/1/35	BBB+	600,000	708,882
(U. of Rochester), Ser. A, 5.00%, 7/1/33	Aa3	1,000,000	1,167,991
(Rochester Gen. Hosp.), Ser. A, 5.00%, 12/1/32	BBB+	1,250,000	1,329,692
(St. John Fisher College), Ser. A, 5.00%, 6/1/29	A−	800,000	888,997
(U. of Rochester), 4.00%, 7/1/50	Aa3	3,500,000	4,108,672
(Rochester Regl. Hlth. Oblig. Group), 4.00%, 12/1/46	BBB+	1,250,000	1,434,743
(Highland Hosp.), 4.00%, 7/1/40	A2	3,890,000	4,458,564
(U. of Rochester), Ser. C, 4.00%, 7/1/37	Aa3	2,700,000	3,113,715
(U. of Rochester), Ser. C, 4.00%, 7/1/36	Aa3	850,000	982,355
(U. of Rochester), Ser. D, 4.00%, 7/1/36	Aa3	750,000	866,784
(U. of Rochester), Ser. C, 4.00%, 7/1/35	Aa3	1,000,000	1,158,073
(U. of Rochester), Ser. D, 4.00%, 7/1/34	Aa3	1,000,000	1,159,569
(U. of Rochester), Ser. C, 4.00%, 7/1/33	Aa3	1,500,000	1,743,029
(U. of Rochester), Ser. C, 4.00%, 7/1/32	Aa3	1,600,000	1,863,621
(U. of Rochester), Ser. D, 4.00%, 7/1/32	Aa3	1,000,000	1,164,763

New York Tax Exempt Income Fund 21

MUNICIPAL BONDS AND NOTES (99.5%)* cont.	Rating**	Principal amount	Value
New York cont.
Monroe Cnty., Indl. Dev. Corp. 144A Rev. Bonds, (True North Rochester Prep Charter School)
5.00%, 6/1/59	Baa3	$1,555,000	$1,800,335
5.00%, 6/1/50	Baa3	1,555,000	1,812,449
Nassau Cnty., Local Econ. Assistance Corp. Rev. Bonds
(South Nassau Communities Hosp.), 5.00%, 7/1/37	Baa2	2,050,000	2,131,844
(Catholic Hlth. Svcs. of Long Island Oblig. Group), 5.00%, 7/1/33	A−	1,355,000	1,525,069
(Catholic Hlth. Svcs. of Long Island Oblig. Group), 5.00%, 7/1/32	A−	1,500,000	1,690,713
(South Nassau Communities Hosp.), 5.00%, 7/1/27	Baa2	1,255,000	1,305,105
Nassau Cnty., Tobacco Settlement Corp. Rev. Bonds, Ser. A-2, 5.25%, 6/1/26	CCC+	5,640,000	5,769,687
New Rochelle, Corp. Local Dev. Rev. Bonds, (Iona College), Ser. A, 5.00%, 7/1/40	Baa2	350,000	392,196
New York, Mandatory Put Bonds (12/1/25), Ser. F-4, 5.00%, 6/1/44	Aa2	6,000,000	7,033,399
Niagara Area Dev. Corp. Solid Waste Disp. Fac. 144A Rev. Bonds, (Covanta Holding Corp.), Ser. A, 4.75%, 11/1/42	B1	5,000,000	5,234,904
Niagara Falls, Rev. Bonds, Ser. A, BAM, 4.00%, 10/1/44	AA	500,000	534,733
Niagara Frontier Trans. Auth. Rev. Bonds, (Buffalo Niagara Intl. Arpt.), Ser. A
5.00%, 4/1/39	A3	1,040,000	1,289,542
5.00%, 4/1/37	A3	1,000,000	1,245,449
5.00%, 4/1/35	A3	200,000	250,328
5.00%, 4/1/28	A3	2,560,000	2,859,250
5.00%, 4/1/27	A3	875,000	978,591
5.00%, 4/1/24	A3	2,000,000	2,251,800
NY City, G.O. Bonds
Ser. F-1, 5.00%, 4/1/43	Aa2	9,440,000	11,580,993
Ser. E-1, 5.00%, 3/1/39	Aa2	5,000,000	6,158,716
Ser. B-1, 5.00%, 12/1/35	Aa2	2,000,000	2,445,729
Ser. E, 5.00%, 8/1/34	Aa2	6,360,000	7,721,442
Ser. D-1, 4.00%, 3/1/50	Aa2	5,170,000	6,027,308
Ser. D-1, 4.00%, 3/1/44	Aa2	2,330,000	2,736,648
Ser. D-1, 4.00%, 3/1/42	Aa2	3,000,000	3,539,090
Ser. A, 4.00%, 8/1/40	Aa2	10,000,000	11,781,991
NY City, VRDN
Ser. I-4, 0.02%, 4/1/36	VMIG 1	8,000,000	8,000,000
Ser. I-2, 0.01%, 3/1/40	VMIG 1	8,525,000	8,525,000
Ser. I-8, 0.01%, 4/1/36	VMIG 1	6,655,000	6,655,000
NY City, Hlth. & Hosp. Corp. Rev. Bonds, Ser. A
4.00%, 2/15/48	Aa3	880,000	1,039,856
4.00%, 2/15/45	Aa3	1,810,000	2,146,773

22 New York Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (99.5%)* cont.	Rating**	Principal amount	Value
New York cont.
NY City, Hsg. Dev. Corp. Rev. Bonds
(Sustainable Neighborhoods), Ser. A-1, 4.15%, 11/1/38 T	Aa2	$25,000,000	$27,939,382
Ser. J, 3.25%, 11/1/59	AA+	5,000,000	5,222,625
NY City, Indl. Dev. Agcy. Rev. Bonds
(Yankee Stadium, LLC), AGM, 4.00%, 3/1/45	AA	1,000,000	1,169,627
(Queens Ballpark Co., LLC), Ser. A, AGM, 3.00%, 1/1/46	AA	3,000,000	3,190,446
NY City, Indl. Dev. Agcy. Arpt. Fac. Rev. Bonds, (Sr. Trips), Ser. A, 5.00%, 7/1/28	BBB+	1,500,000	1,563,642
NY City, Muni. Wtr. & Swr. Syst. Fin. Auth. Rev. Bonds
Ser. EE, 5.00%, 6/15/47	Aa1	5,365,000	5,836,303
(2nd Gen. Resolution), 5.00%, 6/15/46	Aa1	12,460,000	14,537,408
(2nd Gen. Resolution), Ser. BB, 5.00%, 6/15/46	Aa1	2,500,000	2,720,685
NY City, Muni. Wtr. & Swr. Syst. Fin. Auth. VRDN
0.02%, 6/15/49	VMIG 1	4,990,000	4,990,000
Ser. DD-1, 0.02%, 6/15/43	VMIG 1	17,835,000	17,835,000
NY City, Transitional Fin. Auth. Rev. Bonds
Ser. E-1, 5.00%, 2/1/41	AAA	5,200,000	5,997,725
Ser. B-1, 5.00%, 8/1/40	AAA	6,575,000	7,886,464
Ser. B-1, 5.00%, 8/1/39	AAA	3,660,000	4,159,846
Ser. E-1, 5.00%, 2/1/39	AAA	9,000,000	10,668,027
Ser. B-1, 5.00%, 8/1/38	AAA	5,000,000	6,008,476
Ser. A-1, 5.00%, 5/1/37	AAA	1,000,000	1,196,316
Ser. A-1, 5.00%, 5/1/36	AAA	3,585,000	4,294,522
(Future Tax Secd.), Ser. A-3, 4.00%, 5/1/41	AAA	5,000,000	5,883,373
Ser. C-1, 4.00%, 5/1/39	AAA	2,250,000	2,714,661
4.00%, 11/1/38	AAA	10,000,000	11,827,436
(Future Tax Secd.), Ser. F-1, 4.00%, 11/1/38	AAA	1,250,000	1,521,648
(Future Tax Secd.), Ser. F-1, 4.00%, 11/1/37	AAA	1,500,000	1,832,514
(Future Tax Secd.), Ser. F-1, 4.00%, 11/1/36	AAA	1,000,000	1,226,468
NY City, Transitional Fin. Auth. Bldg. Aid Rev. Bonds
Ser. S-1, 5.00%, 7/15/43	AA	6,500,000	7,669,086
Ser. S-1, 5.00%, 7/15/40	AA	4,550,000	5,244,168
Ser. S-2, 5.00%, 7/15/40	AA	8,110,000	9,493,670
Ser. S-2A, 5.00%, 7/15/36	AA	3,250,000	4,095,959
Ser. S-3A, 5.00%, 7/15/34	AA	4,250,000	5,373,344
NY City, Trust for Cultural Resources Rev. Bonds
(Wildlife Conservation Society), Ser. A, 5.00%, 8/1/42 (Prerefunded 8/1/23)	A1	1,915,000	2,116,894
(Lincoln Ctr. for the Performing Arts, Inc.), 5.00%, 12/1/31	A	3,800,000	4,988,670
(Lincoln Ctr. for the Performing Arts, Inc.), 4.00%, 12/1/35	A	1,000,000	1,194,728
(Lincoln Ctr. for the Performing Arts, Inc.), 4.00%, 12/1/34	A	1,000,000	1,199,537
(Lincoln Ctr. for the Performing Arts, Inc.), 4.00%, 12/1/33	A	2,750,000	3,312,367
NY Counties, Tobacco Trust II Rev. Bonds, (Tobacco Settlement Pass Through), 5.75%, 6/1/43	BBB	840,000	841,400

New York Tax Exempt Income Fund 23

MUNICIPAL BONDS AND NOTES (99.5%)* cont.	Rating**	Principal amount	Value
New York cont.
NY Counties, Tobacco Trust III Rev. Bonds, (Tobacco Settlement Pass Through), 6.00%, 6/1/43	A3	$50,000	$50,000
NY Counties, Tobacco Trust IV Rev. Bonds, (Tobacco Settlement Pass Through), Ser. A, 5.00%, 6/1/38	B−	7,235,000	7,322,010
NY Counties, Tobacco Trust VI Rev. Bonds, (Tobacco Settlement Pass Through)
Ser. A-2B, 5.00%, 6/1/51	BB+/P	3,300,000	3,522,018
Ser. B, 5.00%, 6/1/41	BBB+	250,000	284,223
Ser. B, 5.00%, 6/1/36	A−	265,000	304,396
NY State Convention Ctr. Dev. Corp. Rev. Bonds, (Hotel Unit Fee)
5.00%, 11/15/45	A1	3,000,000	3,448,176
zero %, 11/15/50	A1	7,000,000	2,895,617
NY State Dorm. Auth. Rev. Bonds
(NYU), Ser. 1, AMBAC, 5.50%, 7/1/40	Aa2	6,000,000	8,945,155
(NYU), Ser. 1, AMBAC, 5.50%, 7/1/31	Aa2	6,170,000	8,058,881
(St. Joseph’s College), 5.00%, 7/1/51	BBB−/F	725,000	868,362
(St. Joseph’s College), 4.00%, 7/1/40	BBB−/F	200,000	224,853
(St. Joseph’s College), 4.00%, 7/1/35	BBB−/F	600,000	684,277
(St. Joseph’s College/Brooklyn NY), Ser. A, 4.00%, 7/1/34	BBB−/F	850,000	971,909
NY State Dorm. Auth. Non-State Supported Debt Mandatory Put Bonds (5/1/26), (Northwell Hlth. Oblig. Group), Ser. B-3, 5.00%, 5/1/48	A3	2,000,000	2,372,788
NY State Dorm. Auth. Non-State Supported Debt Rev. Bonds
(Skidmore College), Ser. A, 5.50%, 7/1/41 (Prerefunded 7/1/21)	A1	3,000,000	3,013,043
(Culinary Inst. of America), 5.50%, 7/1/33	Baa2	1,180,000	1,296,092
(School Dist. Fin. Program), Ser. C, AGC, 5.125%, 10/1/36	AA	40,000	40,139
(North Shore Long Island Jewish Oblig. Group), Ser. A, 5.00%, 5/1/43	A3	2,500,000	2,823,290
(Teachers College), 5.00%, 7/1/42	A1	3,000,000	3,147,390
(Pratt Institute), 5.00%, 7/1/39	A2	2,750,000	3,290,569
(Pratt Institute), Ser. A, FCS, FHLMC Coll., 5.00%, 7/1/39 (Prerefunded 7/1/24)	AAA/P	1,000,000	1,143,013
(St. John’s U.), Ser. A, 5.00%, 7/1/37	A3	1,400,000	1,616,351
(North Shore Long Island Jewish Oblig. Group), Ser. A, 5.00%, 5/1/37	A3	3,000,000	3,387,948
(NYU), Ser. A, 5.00%, 7/1/36	Aa2	1,000,000	1,262,160
(NYU), Ser. A, 5.00%, 7/1/35	Aa2	2,000,000	2,345,474
(Culinary Inst. of America), 5.00%, 7/1/34	Baa2	350,000	364,870
(Pratt Institute), Ser. A, FCS, FHLMC Coll., 5.00%, 7/1/34 (Prerefunded 7/1/24)	AAA/P	1,000,000	1,143,013
(Teachers College), 5.00%, 7/1/34	A1	2,750,000	2,885,108
(NYU), Ser. A, 5.00%, 7/1/33	Aa2	1,000,000	1,269,119
(NYU Hosp. Ctr.), 5.00%, 7/1/33	A	360,000	428,077
(North Shore Long Island Jewish Oblig. Group), Ser. A, 5.00%, 5/1/33	A3	5,000,000	5,695,580

24 New York Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (99.5%)* cont.	Rating**	Principal amount	Value
New York cont.
NY State Dorm. Auth. Non-State Supported Debt Rev. Bonds
(School Dist. Fin. Program), Ser. C, AGC, 5.00%, 10/1/31	AA	$20,000	$20,067
(New School (The)), 5.00%, 7/1/31	A3	5,000,000	5,015,047
(NYU Hosp. Ctr.), 5.00%, 7/1/30	A	1,000,000	1,196,811
(Montefiore Oblig. Group), Ser. A, 4.00%, 9/1/50	BBB	2,350,000	2,677,400
(Fordham University), 4.00%, 7/1/50	A2	11,000,000	12,762,732
(Montefiore Oblig. Group), Ser. A, 4.00%, 9/1/45	BBB	1,750,000	2,004,682
(Rochester Inst. of Tech.), Ser. A, 4.00%, 7/1/44	A1	5,770,000	6,729,362
(NYU), Ser. A, 4.00%, 7/1/35	Aa2	1,000,000	1,174,036
(NYU), Ser. A, 4.00%, 7/1/34	Aa2	1,195,000	1,406,812
NY State Dorm. Auth. Non-State Supported Debt 144A Rev. Bonds, (Orange Regl. Med. Ctr.)
5.00%, 12/1/37	Baa3	4,300,000	5,209,933
5.00%, 12/1/36	Baa3	700,000	847,944
NY State Dorm. Auth. Personal Income Tax Rev. Bonds
Ser. B, 5.00%, 2/15/41	AA+	9,910,000	12,230,553
Ser. B, U.S. Govt. Coll., 5.00%, 2/15/41 (Prerefunded 8/15/27)	AAA/P	10,000	12,599
Ser. B-C, 5.00%, 2/15/41	AA+	4,995,000	5,742,451
Ser. B-C, U.S. Govt. Coll., 5.00%, 2/15/41 (Prerefunded 2/15/25)	AAA/P	5,000	5,851
Ser. B, 5.00%, 2/15/39	AA+	2,995,000	3,712,045
Ser. B, U.S. Govt. Coll., 5.00%, 2/15/39 (Prerefunded 8/15/27)	AAA/P	5,000	6,299
NY State Dorm. Auth. Sales Tax Rev. Bonds, Ser. A, 5.00%, 3/15/44	AA+	5,500,000	6,144,997
NY State Env. Fac. Corp. Solid Waste Disp. Mandatory Put Bonds (9/2/25), (Casella Waste Syst. Inc.), Ser. R-1, 2.75%, 9/1/50	B	550,000	570,537
NY State Liberty Dev. Corp. Rev. Bonds
(7 World Trade Ctr.), Class 3, 5.00%, 3/15/44	A2	1,000,000	1,033,291
(1 World Trade Ctr. Port Auth.), 5.00%, 12/15/41	Aa3	7,500,000	7,679,090
(7 World Trade Ctr.), Class 1, 5.00%, 9/15/40	Aaa	4,815,000	4,987,341
(4 World Trade Ctr.), 5.00%, 11/15/31	A	2,500,000	2,553,316
(One Bryant Park, LLC), Class 3, 2.80%, 9/15/69	Baa2	5,500,000	5,578,971
NY State Liberty Dev. Corp. 144A Rev. Bonds, (3 World Trade Ctr., LLC)
Class 2, 5.15%, 11/15/34	BB/P	515,000	581,731
Class 1-3, 5.00%, 11/15/44	BB−/P	15,975,000	17,678,756
NY State Mtge. Agcy. Rev. Bonds, Ser. 189, 3.85%, 10/1/34	Aa1	805,000	829,050
NY State Pwr. Auth. Rev. Bonds, Ser. A, 4.00%, 11/15/60	Aa2	10,000,000	11,617,722
NY State Thruway Auth. Rev. Bonds
Ser. A, 5.00%, 1/1/46	A2	2,000,000	2,351,474
Ser. B, 4.00%, 1/1/50	A2	4,000,000	4,625,216
Ser. B, 4.00%, 1/1/41	A2	5,000,000	5,870,300

New York Tax Exempt Income Fund 25

MUNICIPAL BONDS AND NOTES (99.5%)* cont.	Rating**	Principal amount	Value
New York cont.
NY State Trans. Special Fac. Dev. Corp. Rev. Bonds
(Laguardia Arpt. Term. B Redev. Program), Ser. A, 5.00%, 7/1/46	Baa3	$2,000,000	$2,263,180
(Laguardia Arpt. Term. B Redev. Program), Ser. A, 5.00%, 7/1/41	Baa3	2,500,000	2,832,872
(Delta Air Lines, Inc.), 5.00%, 10/1/40	Baa3	7,250,000	9,166,509
(Delta Air Lines, Inc. — LaGuardia Arpt. Term. C&D), 5.00%, 1/1/36	Baa3	5,000,000	6,051,364
(Delta Air Lines, Inc.), 5.00%, 10/1/35	Baa3	750,000	964,391
(Delta Air Lines, Inc. — LaGuardia Arpt. Term. C&D), 5.00%, 1/1/34	Baa3	2,000,000	2,426,505
(Delta Air Lines, Inc. — LaGuardia Arpt. Term. C&D), 5.00%, 1/1/32	Baa3	1,000,000	1,219,326
(Terminal One Group Assn.), 5.00%, 1/1/23	Baa3	1,500,000	1,602,978
(JFK Intl. Arpt. Term. 4, LLC), 4.00%, 12/1/41	Baa1	900,000	1,052,120
(JFK Intl. Arpt. Term. 4, LLC), 4.00%, 12/1/38	Baa1	600,000	706,667
NY State Urban Dev. Corp. Rev. Bonds, 4.00%, 3/15/45	Aa2	3,000,000	3,546,742
NY State Urban Dev. Corp. Personal Income Tax Rev. Bonds, (Group C), Ser. A , 5.00%, 3/15/38	AA+	6,515,000	7,644,375
Oneida Cnty., Local Dev. Corp. Rev. Bonds, (Mohawk Valley Hlth. Syst.), Ser. A, AGM
4.00%, 12/1/49	AA	4,000,000	4,510,156
4.00%, 12/1/38	AA	1,250,000	1,436,967
4.00%, 12/1/37	AA	1,000,000	1,152,324
4.00%, 12/1/36	AA	1,250,000	1,444,192
4.00%, 12/1/35	AA	1,000,000	1,158,617
Onondaga Cnty., Resource Recvy. Agcy. Rev. Bonds, Ser. A, AGM, 5.00%, 5/1/29	AA	3,120,000	3,583,639
Onondaga, Civic Dev. Corp. Rev. Bonds, (Le Moyne College)
5.00%, 1/1/43	Baa2	740,000	876,848
Ser. B, 5.00%, 7/1/35	Baa2	410,000	520,683
5.00%, 7/1/34	Baa2	445,000	503,869
Ser. B, 5.00%, 7/1/34	Baa2	285,000	362,584
Ser. B, 5.00%, 7/1/33	Baa2	305,000	388,868
5.00%, 7/1/32	Baa2	1,635,000	1,698,182
Ser. B, 5.00%, 7/1/32	Baa2	265,000	339,743
Ser. B, 4.00%, 7/1/40	Baa2	300,000	345,447
Ser. B, 4.00%, 7/1/39	Baa2	825,000	951,767
Ser. B, 4.00%, 7/1/38	Baa2	455,000	526,237
Ser. B, 4.00%, 7/1/37	Baa2	490,000	567,683
Ser. B, 4.00%, 7/1/36	Baa2	425,000	494,645
Oyster Bay, G.O. Bonds, (Pub. Impt.), 4.00%, 2/15/26	Baa1	3,000,000	3,414,703
Port Auth. of NY & NJ Rev. Bonds
Ser. 206, 5.00%, 11/15/42	Aa3	5,000,000	6,126,090
Ser. 194, 5.00%, 10/15/41	Aa3	5,450,000	6,410,591
Ser. 197, 5.00%, 11/15/34	Aa3	2,500,000	3,023,780
Ser. 185, 5.00%, 9/1/30	Aa3	2,000,000	2,267,063
Ser. 222, 4.00%, 7/15/40	Aa3	500,000	597,903

26 New York Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (99.5%)* cont.	Rating**	Principal amount	Value
New York cont.
Port Auth. of NY & NJ Rev. Bonds
Ser. 217, 4.00%, 11/1/39	Aa3	$3,250,000	$3,870,844
Ser. 217, 4.00%, 11/1/38	Aa3	4,600,000	5,494,393
Ser. 217, 4.00%, 11/1/37	Aa3	3,800,000	4,552,956
Poughkeepsie City, G.O. Bonds
5.00%, 6/1/31	Ba1	600,000	668,224
5.00%, 6/1/25	Ba1	230,000	257,792
5.00%, 6/1/24	Ba1	460,000	506,707
5.00%, 6/1/23	Ba1	1,125,000	1,208,761
5.00%, 6/1/22	Ba1	1,070,000	1,112,977
Saratoga Cnty., Cap. Resource Rev. Bonds, (Skidmore College)
Ser. A, 5.00%, 7/1/45	A1	2,500,000	3,164,489
Ser. 21A, 5.00%, 7/1/33	A1	1,170,000	1,550,635
Ser. A, 4.00%, 7/1/50	A1	2,200,000	2,560,666
Ser. 21A, 4.00%, 7/1/37	A1	1,385,000	1,662,906
Ser. 21A, 4.00%, 7/1/35	A1	1,285,000	1,552,071
Schenectady Cnty., Cap. Resource Corp. Rev. Bonds, (Union College), 5.00%, 7/1/32	A1	3,430,000	3,591,010
Southold, Local Dev. Corp. Rev. Bonds, (Peconic Landing at Southold, Inc.), 5.00%, 12/1/45	BBB−/F	2,250,000	2,465,720
St. Lawrence Cnty., Indl. Dev. Agcy. Civic Dev. Corp. Rev. Bonds, (Clarkson U.), Ser. A
5.25%, 9/1/33	Baa1	1,050,000	1,076,711
5.00%, 9/1/41	Baa1	1,750,000	1,788,100
Suffolk Cnty., G.O. Bonds, Ser. B, AGM, 5.00%, 10/15/26	AA	4,000,000	4,898,170
Suffolk Cnty., Indl. Dev. Agcy. Rev. Bonds, (Nissequogue Cogen. Partners Fac.), 5.50%, 1/1/23	BBB−/P	620,000	625,359
Tompkins Cnty., Dev. Corp. Rev. Bonds
(Kendal at Ithaca, Inc.), 5.00%, 7/1/44	BBB+	2,570,000	2,799,190
(Ithaca College), 5.00%, 7/1/41	A2	715,000	882,401
(Ithaca College), 5.00%, 7/1/37	A2	250,000	308,417
(Ithaca College), 5.00%, 7/1/35	A2	150,000	184,908
(Ithaca College), 5.00%, 7/1/34	A2	150,000	184,414
Triborough Bridge & Tunnel Auth. Rev. Bonds
(MTA Bridges & Tunnels), Ser. A, 5.00%, 11/15/49	Aa3	6,000,000	7,664,563
Ser. A, 5.00%, 11/15/44	Aa3	2,340,000	2,611,156
Ser. A, 5.00%, 11/15/41	Aa3	3,750,000	4,445,037
Ser. B, 5.00%, 11/15/38	Aa3	1,000,000	1,235,169
Ser. B, zero %, 11/15/32	Aa3	3,900,000	3,205,468
Ser. A, zero %, 11/15/30	A1	7,000,000	5,844,118
Triborough Bridge & Tunnel Auth. VRDN, Ser. F, 0.02%, 11/1/32	VMIG 1	13,065,000	13,065,000
Troy, Cap. Resource Corp. Rev. Bonds, (Rensselaer Polytechnic Inst.), Ser. A
5.00%, 9/1/39	A3	1,250,000	1,606,045
5.00%, 9/1/38	A3	1,300,000	1,674,255
5.00%, 9/1/37	A3	1,375,000	1,775,252
5.00%, 9/1/36	A3	1,500,000	1,942,308

New York Tax Exempt Income Fund 27

MUNICIPAL BONDS AND NOTES (99.5%)* cont.	Rating**	Principal amount	Value
New York cont.
Troy, Cap. Resource Corp. Rev. Bonds, (Rensselaer Polytechnic Inst.), Ser. A
5.00%, 9/1/35	A3	$1,000,000	$1,298,646
5.00%, 9/1/34	A3	2,250,000	2,927,824
5.00%, 9/1/32	A3	1,625,000	2,127,310
5.00%, 9/1/31	A3	1,500,000	1,969,709
5.00%, 9/1/30	A3	1,000,000	1,316,730
4.00%, 9/1/40	A3	1,375,000	1,632,900
TSASC, Inc. Rev. Bonds, Ser. A, 5.00%, 6/1/41	BBB+	15,490,000	18,113,509
Westchester Cnty., Indl Dev. Agcy. Civic Fac. Rev. Bonds, (Pace U.), Ser. A, 5.50%, 5/1/42	BBB−	4,405,000	4,860,439
Westchester Cnty., Local Dev. Corp. Rev. Bonds
(Westchester Med. Ctr.), 5.00%, 11/1/46	Baa2	3,500,000	4,065,026
(Purchase Hsg. Corp. II), 5.00%, 6/1/42	BBB	1,235,000	1,408,916
Westchester Tobacco Asset Securitization Corp. Rev. Bonds, Ser. B, 5.00%, 6/1/41	BBB+	1,250,000	1,490,920
Western Nassau Cnty., Wtr. Auth. Rev. Bonds, Ser. A, 5.00%, 4/1/40	A1	2,400,000	2,745,379
Yonkers, G.O. Bonds, Ser. A, AGM, 5.00%, 11/15/31	AA	2,200,000	2,640,240
Yonkers, Econ. Dev. Corp. Edl. Rev. Bonds, (Charter School of Edl. Excellence), Ser. A
5.00%, 10/15/54	BB/P	465,000	530,779
5.00%, 10/15/49	BB/P	640,000	733,076
5.00%, 10/15/39	BB/P	420,000	490,890
			1,023,773,270
Puerto Rico (—%)
Cmnwlth. of PR, Sales Tax Fin. Corp. (COFINA) Rev. Bonds, Class 2, zero %, 8/1/47	BBB/P	1,548,906	503,516
			503,516
Total municipal bonds and notes (cost $963,347,070)			$1,035,306,685

UNITIZED TRUST (0.1%)*	Shares	Value
CMS Liquidating Trust 144A † F	600	$877,326
Total unitized trust (cost $1,816,443)		$877,326

SHORT-TERM INVESTMENTS (1.1%)*		Principal amount/ shares	Value
Putnam Short Term Investment Fund Class P 0.08% L	Shares	9,833,652	$9,833,652
U.S. Treasury Bills 0.032%, 6/1/21 #		$300,000	300,000
U.S. Treasury Bills 0.018%, 7/13/21 # §		1,500,000	1,499,991
U.S. Treasury Cash Management Bills 0.018%, 9/28/21		100,000	99,994
Total short-term investments (cost $11,733,614)			$11,733,637

TOTAL INVESTMENTS
Total investments (cost $976,897,127)	$1,047,917,648

28 New York Tax Exempt Income Fund

Notes to the fund’s portfolio
Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from December 1, 2020 through May 31, 2021 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.
*	Percentages indicated are based on net assets of $1,040,144,262.
**	The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications. If a security is insured, it will usually be rated by the ratings organizations based on the financial strength of the insurer. For further details regarding security ratings, please see the Statement of Additional Information.
†	This security is non-income-producing.
††	The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.
#	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $378,000 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).
§	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period. Collateral at period end totaled $1,190,000 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).
F	This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).
L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
T	Underlying security in a tender option bond transaction. This security has been segregated as collateral for financing transactions.
At the close of the reporting period, the fund maintained liquid assets totaling $34,380,125 to cover certain derivative contracts and tender option bonds.
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
On Mandatory Put Bonds, the rates shown are the current interest rates at the close of the reporting period and the dates shown represent the next mandatory put dates. Rates are set by remarketing agents and may take into consideration market supply and demand, credit quality and the current SIFMA Municipal Swap Index, 1 Month US LIBOR or 3 Month US LIBOR rates, which were 0.05%, 0.09% and 0.13%, respectively, as of the close of the reporting period.
The dates shown parenthetically on prerefunded bonds represent the next prerefunding dates.
The dates shown on debt obligations are the original maturity dates.
The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):
	Education	19.7%
	Transportation	18.2
	Tax bonds	12.8
	Utilities	11.3

New York Tax Exempt Income Fund 29

FUTURES CONTRACTS OUTSTANDING at 5/31/21 (Unaudited)
	Number of contracts	Notional amount	Value	Expiration date	Unrealized appreciation/ (depreciation)
U.S. Treasury Note 5 yr (Short)	460	$56,971,719	$56,971,719	Sep-21	$(22,582)
Unrealized appreciation					—
Unrealized (depreciation)					(22,582)
Total					$(22,582)

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 5/31/21 (Unaudited)
Swap counterparty/ Notional amount	Value	Upfront premium received (paid)	Termination date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Citibank, N.A.
$10,200,000	$75,857	$—	7/21/21	—	1.18% minus Municipal Market Data Index AAA municipal yields 10 Year rate — At maturity	$75,857
Morgan Stanley & Co. International PLC
12,200,000	75,811	—	7/15/21	—	1.16% minus Municipal Market Data Index AAA municipal yields 10 Year rate — At maturity	75,811
Upfront premium received		—		Unrealized appreciation		151,668
Upfront premium (paid)		—		Unrealized (depreciation)		—
Total		$—		Total	$151,668

CENTRALLY CLEARED TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 5/31/21 (Unaudited)
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
$47,193,000	$658,767	$(477)	3/29/26	2.51% — At maturity	USA Non Revised Consumer Price Index-Urban (CPI-U) — At maturity	$(659,244)
Total		$(477)	$(659,244)

30 New York Tax Exempt Income Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Municipal bonds and notes	$—	$1,035,306,685	$—
Unitized trust	—	—	877,326
Short-term investments	—	11,733,637	—
Totals by level	$—	$1,047,040,322	$877,326

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Futures contracts	$(22,582)	$—	$—
Total return swap contracts	—	(507,099)	—
Totals by level	$(22,582)	$(507,099)	$—
At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

New York Tax Exempt Income Fund 31

Statement of assets and liabilities 5/31/21 (Unaudited)

ASSETS
Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $967,063,475)	$1,038,083,996
Affiliated issuers (identified cost $9,833,652) (Note 5)	9,833,652
Interest and other receivables	10,653,112
Receivable for shares of the fund sold	239,931
Receivable for investments sold	173,119
Unrealized appreciation on OTC swap contracts (Note 1)	151,668
Prepaid assets	15,979
Total assets	1,059,151,457

LIABILITIES
Payable for investments purchased	100,471
Payable for shares of the fund repurchased	631,485
Payable for compensation of Manager (Note 2)	370,882
Payable for custodian fees (Note 2)	8,846
Payable for investor servicing fees (Note 2)	96,266
Payable for Trustee compensation and expenses (Note 2)	335,636
Payable for administrative services (Note 2)	3,021
Payable for distribution fees (Note 2)	348,710
Payable for floating rate notes issued (Note 1)	16,698,929
Payable for variation margin on futures contracts (Note 1)	28,548
Payable for variation margin on centrally cleared swap contracts (Note 1)	2,152
Distributions payable to shareholders	214,261
Other accrued expenses	167,988
Total liabilities	19,007,195

Net assets	$1,040,144,262

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$966,509,520
Total distributable earnings (Note 1)	73,634,742
Total — Representing net assets applicable to capital shares outstanding	$1,040,144,262

(Continued on next page)

32 New York Tax Exempt Income Fund

Statement of assets and liabilities cont.

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($780,944,639 divided by 87,348,668 shares)	$8.94
Offering price per class A share (100/96.00 of $8.94)*	$9.31
Net asset value and offering price per class B share ($1,212,273 divided by 135,896 shares)**	$8.92
Net asset value and offering price per class C share ($27,071,661 divided by 3,028,664 shares)**	$8.94
Net asset value, offering price and redemption price per class R6 share
($155,484,213 divided by 17,382,513 shares)	$8.94
Net asset value, offering price and redemption price per class Y share
($75,431,476 divided by 8,433,329 shares)	$8.94

*On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

**Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

New York Tax Exempt Income Fund 33

Statement of operations Six months ended 5/31/21 (Unaudited)

INVESTMENT INCOME
Interest (including interest income of $12,212 from investments in affiliated issuers) (Note 5)	$14,600,561
Total investment income	14,600,561

EXPENSES
Compensation of Manager (Note 2)	2,160,007
Investor servicing fees (Note 2)	288,579
Custodian fees (Note 2)	8,766
Trustee compensation and expenses (Note 2)	23,402
Distribution fees (Note 2)	1,127,845
Administrative services (Note 2)	17,152
Interest and fees expense (Note 1)	50,693
Other	128,808
Total expenses	3,805,252
Expense reduction (Note 2)	(178)
Net expenses	3,805,074

Net investment income	10,795,487

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	5,793,540
Futures contracts (Note 1)	(81,088)
Swap contracts (Note 1)	2,675
Total net realized gain	5,715,127
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	10,858,012
Futures contracts	(22,582)
Swap contracts	(729,551)
Total change in net unrealized appreciation	10,105,879

Net gain on investments	15,821,006

Net increase in net assets resulting from operations	$26,616,493

The accompanying notes are an integral part of these financial statements.

34 New York Tax Exempt Income Fund

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 5/31/21*	Year ended 11/30/20
Operations
Net investment income	$10,795,487	$24,001,349
Net realized gain (loss) on investments	5,715,127	(307,703)
Change in net unrealized appreciation of investments	10,105,879	7,331,403
Net increase in net assets resulting from operations	26,616,493	31,025,049
Distributions to shareholders (Note 1):
From ordinary income
Taxable net investment income
Class A	(52,556)	(186,230)
Class B	(120)	(927)
Class C	(2,326)	(9,670)
Class R6	(9,268)	(25,992)
Class Y	(4,558)	(14,178)
From tax-exempt net investment income
Class A	(8,059,256)	(18,481,365)
Class B	(11,243)	(53,104)
Class C	(207,483)	(613,742)
Class R6	(1,687,199)	(3,166,995)
Class Y	(840,667)	(1,659,695)
Increase (decrease) from capital share transactions (Note 4)	20,127,049	(32,816,771)
Total increase (decrease) in net assets	35,868,866	(26,003,620)

NET ASSETS
Beginning of period	1,004,275,396	1,030,279,016
End of period	$1,040,144,262	$1,004,275,396

*Unaudited.

The accompanying notes are an integral part of these financial statements.

New York Tax Exempt Income Fund 35

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS				RATIOS AND SUPPLEMENTAL DATA
											Ratio
			Net realized								of net investment
	Net asset value,		and unrealized	Total from	From net			Total return	Net assets,	Ratio of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	investment	Total	Net asset value,	at net asset value	end of period	to average	to average	Portfolio
Period ended	of period	income (loss)	on investments	operations	income	distributions	end of period	(%)[a]	(in thousands)	net assets (%)[b]	net assets (%)	turnover (%)
Class A
May 31, 2021**	$8.80	.09	.14	.23	(.09)	(.09)	$8.94	2.66*	$780,945	.39*c	1.04*	7*
November 30, 2020	8.72	.20	.09	.29	(.21)	(.21)	8.80	3.34	770,842	.77[c]	2.37	29
November 30, 2019	8.26	.22	.47	.69	(.23)	(.23)	8.72	8.38	813,820.75		2.61	26
November 30, 2018	8.49	.24	(.22)	.02	(.25)	(.25)	8.26	.18	779,418.75		2.87	28
November 30, 2017	8.35	.26	.15	.41	(.27)	(.27)	8.49	4.92	862,926.75		3.00	24
November 30, 2016	8.61	.28	(.26)	.02	(.28)	(.28)	8.35	.11	910,466	.76[d]	3.18[d]	22
Class B
May 31, 2021**	$8.78	.07	.14	.21	(.07)	(.07)	$8.92	2.36*	$1,212	.69*c	.74*	7*
November 30, 2020	8.70	.15	.08	.23	(.15)	(.15)	8.78	2.71	1,905	1.39[c]	1.76	29
November 30, 2019	8.24	.17	.46	.63	(.17)	(.17)	8.70	7.72	4,083	1.38	2.00	26
November 30, 2018	8.47	.19	(.23)	(.04)	(.19)	(.19)	8.24	(.45)	5,507	1.38	2.25	28
November 30, 2017	8.33	.20	.15	.35	(.21)	(.21)	8.47	4.27	8,094	1.38	2.38	24
November 30, 2016	8.59	.22	(.26)	(.04)	(.22)	(.22)	8.33	(.52)	10,004	1.39[d]	2.55[d]	22
Class C
May 31, 2021**	$8.80	.06	.14	.20	(.06)	(.06)	$8.94	2.28*	$27,072	.76*c	.67*	7*
November 30, 2020	8.72	.14	.08	.22	(.14)	(.14)	8.80	2.55	34,757	1.54[c]	1.60	29
November 30, 2019	8.26	.16	.46	.62	(.16)	(.16)	8.72	7.55	42,827	1.53	1.84	26
November 30, 2018	8.49	.18	(.23)	(.05)	(.18)	(.18)	8.26	(.60)	43,007	1.53	2.10	28
November 30, 2017	8.35	.19	.15	.34	(.20)	(.20)	8.49	4.11	60,891	1.53	2.23	24
November 30, 2016	8.60	.21	(.25)	(.04)	(.21)	(.21)	8.35	(.55)	65,903	1.54[d]	2.39[d]	22
Class R6
May 31, 2021**	$8.81	.10	.13	.23	(.10)	(.10)	$8.94	2.67*	$155,484	.26*c	1.16*	7*
November 30, 2020	8.73	.23	.08	.31	(.23)	(.23)	8.81	3.58	130,200	.53[c]	2.60	29
November 30, 2019	8.26	.24	.48	.72	(.25)	(.25)	8.73	8.75	110,449.52		2.68[e]	26
November 30, 2018 †	8.35	.13	(.08)	.05	(.14)	(.14)	8.26	.56*	3,624	.27*	1.61*	28
Class Y
May 31, 2021**	$8.81	.10	.13	.23	(.10)	(.10)	$8.94	2.67*	$75,431	.26*c	1.16*	7*
November 30, 2020	8.72	.22	.10	.32	(.23)	(.23)	8.81	3.69	66,571	.54[c]	2.59	29
November 30, 2019	8.26	.24	.46	.70	(.24)	(.24)	8.72	8.62	59,099.53		2.90	26
November 30, 2018	8.49	.26	(.23)	.03	(.26)	(.26)	8.26	.40	115,604.53		3.09	28
November 30, 2017	8.36	.27	.15	.42	(.29)	(.29)	8.49	5.03	106,984.53		3.21	24
November 30, 2016	8.61	.30	(.25)	.05	(.30)	(.30)	8.36	.45	80,877	.54[d]	3.37[d]	22

* Not annualized.

** Unaudited.

† For the period May 22, 2018 (commencement of operations) to November 30, 2018.

a Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

b Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

c Includes interest and fee expense associated with borrowings which amounted to the following amounts as a percentage of average net assets:

Percentage of average net assets
5/31/21 (not annualized)	<0.01%
11/30/20	0.02

d Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.

e The net investment income ratio shown for the period ending may not correspond with the expected class specific differences for the period due to the timing of subscriptions into the class.

The accompanying notes are an integral part of these financial statements.

36 New York Tax Exempt Income Fund	New York Tax Exempt Income Fund 37

Notes to financial statements 5/31/21 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from December 1, 2020 through May 31, 2021.

Putnam New York Tax Exempt Income Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The goal of the fund is to seek as high a level of current income exempt from federal income tax and New York State and City personal income taxes as Putnam Management believes is consistent with preservation of capital. The fund invests mainly in bonds that pay interest that is exempt from federal income tax and New York State and City personal income taxes (but that may be subject to federal alternative minimum tax (AMT)), are investment-grade in quality, and have intermediate- to long-term maturities (i.e., three years or longer). Under normal circumstances, Putnam Management invests so that at least 90% of the fund’s income distributions are exempt from federal income tax and New York State and City personal income taxes, except during times of adverse market conditions, when more than 10% of the fund’s income distributions could be subject to these taxes. Such tax-exempt investments in which the fund invests are issued by or for states, territories or possessions of the United States or by their political subdivisions, agencies, authorities or other government entities, and the income from these investments is exempt from both federal and New York State personal income tax. This investment policy cannot be changed without the approval of the fund’s shareholders. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class R6 and class Y shares. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A shares are sold with a maximum front-end sales charge of 4.00%. Class A shares generally are not subject to a contingent deferred sales charge, and class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately eight years. Prior to March 1, 2021, class C shares generally converted to class A shares after approximately ten years. The expenses for class A, class B and class C shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B and class C shares, but do not bear a distribution fee, and in the case of class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those

38 New York Tax Exempt Income Fund

estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis.

Futures contracts The fund uses futures contracts for hedging treasury term structure risk and for yield curve positioning.

New York Tax Exempt Income Fund 39

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure and for gaining exposure to specific sectors.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral pledged to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

40 New York Tax Exempt Income Fund

At the close of the reporting period, the fund did not have a net liability position on open derivative contracts subject to the Master Agreements.

Tender option bond transactions The fund may participate in transactions whereby a fixed-rate bond is transferred to a tender option bond trust (TOB trust) sponsored by a broker. The TOB trust funds the purchase of the fixed rate bonds by issuing floating-rate bonds to third parties and allowing the fund to retain the residual interest in the TOB trust’s assets and cash flows, which are in the form of inverse floating rate bonds. The inverse floating rate bonds held by the fund give the fund the right to (1) cause the holders of the floating rate bonds to tender their notes at par, and (2) to have the fixed-rate bond held by the TOB trust transferred to the fund, causing the TOB trust to collapse. The fund accounts for the transfer of the fixed-rate bond to the TOB trust as a secured borrowing by including the fixed-rate bond in the fund’s portfolio and including the floating rate bond as a liability in the Statement of assets and liabilities. At the close of the reporting period, the fund’s investments with a value of $27,939,382 were held by the TOB trust and served as collateral for $16,698,929 in floating-rate bonds outstanding. For the reporting period ended, the fund incurred interest expense of $7,569 for these investments based on an average interest rate of 0.09%.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At November 30, 2020, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover
Short-term	Long-term	Total
$1,205,039	$—	$1,205,039

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The aggregate identified cost on a tax basis is $979,826,635, resulting in gross unrealized appreciation and depreciation of $69,199,066 and $1,637,734, respectively, or net unrealized appreciation of $67,561,332.

New York Tax Exempt Income Fund 41

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.590%	of the first $5 billion,	0.390%	of the next $50 billion,
0.540%	of the next $5 billion,	0.370%	of the next $50 billion,
0.490%	of the next $10 billion,	0.360%	of the next $100 billion and
0.440%	of the next $10 billion,	0.355%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.211% of the fund’s average net assets.

Putnam Management has contractually agreed, through March 30, 2023, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

42 New York Tax Exempt Income Fund

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$222,299	Class R6	36,248
Class B	432	Class Y	20,724
Class C	8,876	Total	$288,579

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $178 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $684, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$967,148
Class B	1.00%	0.85%	6,379
Class C	1.00%	1.00%	154,318
Total			$1,127,845

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $23,931 from the sale of class A shares and received $74 and $244 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

New York Tax Exempt Income Fund 43

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$71,448,648	$91,121,004
U.S. government securities (Long-term)	—	—
Total	$71,448,648	$91,121,004

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	SIX MONTHS ENDED 5/31/21		YEAR ENDED 11/30/20
Class A	Shares	Amount	Shares	Amount
Shares sold	4,426,102	$39,236,369	6,367,354	$55,369,897
Shares issued in connection with
reinvestment of distributions	763,498	6,771,237	1,782,048	15,466,809
	5,189,600	46,007,606	8,149,402	70,836,706
Shares repurchased	(5,403,535)	(47,907,497)	(13,903,044)	(119,439,017)
Net decrease	(213,935)	$(1,899,891)	(5,753,642)	$(48,602,311)

	SIX MONTHS ENDED 5/31/21		YEAR ENDED 11/30/20
Class B	Shares	Amount	Shares	Amount
Shares sold	66	$579	253	$2,191
Shares issued in connection with
reinvestment of distributions	1,048	9,270	5,332	46,170
	1,114	9,849	5,585	48,361
Shares repurchased	(82,139)	(725,832)	(257,844)	(2,226,301)
Net decrease	(81,025)	$(715,983)	(252,259)	$(2,177,940)

	SIX MONTHS ENDED 5/31/21		YEAR ENDED 11/30/20
Class C	Shares	Amount	Shares	Amount
Shares sold	174,492	$1,547,736	474,358	$4,161,729
Shares issued in connection with
reinvestment of distributions	22,409	198,676	65,119	565,119
	196,901	1,746,412	539,477	4,726,848
Shares repurchased	(1,117,515)	(9,866,249)	(1,502,227)	(13,015,694)
Net decrease	(920,614)	$(8,119,837)	(962,750)	$(8,288,846)

44 New York Tax Exempt Income Fund

	SIX MONTHS ENDED 5/31/21		YEAR ENDED 11/30/20
Class R6	Shares	Amount	Shares	Amount
Shares sold	3,688,982	$32,744,729	5,954,593	$51,525,661
Shares issued in connection with
reinvestment of distributions	191,332	1,698,248	366,711	3,183,939
	3,880,314	34,442,977	6,321,304	54,709,600
Shares repurchased	(1,280,479)	(11,360,659)	(4,197,270)	(35,665,954)
Net increase	2,599,835	$23,082,318	2,124,034	$19,043,646

	SIX MONTHS ENDED 5/31/21		YEAR ENDED 11/30/20
Class Y	Shares	Amount	Shares	Amount
Shares sold	1,401,240	$12,455,884	3,127,344	$27,265,580
Shares issued in connection with
reinvestment of distributions	80,316	712,805	160,011	1,389,472
	1,481,556	13,168,689	3,287,355	28,655,052
Shares repurchased	(606,987)	(5,388,247)	(2,502,439)	(21,446,372)
Net increase	874,569	$7,780,442	784,916	$7,208,680

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 11/30/20	cost	proceeds	income	of 5/31/21
Short-term investments
Putnam Short Term
Investment Fund**	$13,962,972	$103,290,260	$107,419,580	$12,212	$9,833,652
Total Short-term
investments	$13,962,972	$103,290,260	$107,419,580	$12,212	$9,833,652

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. The fund focuses a majority of its investments in the state of New York and may be affected by economic and political developments in that state.

On July 27, 2017, the United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. On March 5, 2021, the FCA and LIBOR’s administrator, ICE Benchmark Administration, announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. LIBOR has historically been a common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments and borrowing arrangements. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, not all may have such provisions and there

New York Tax Exempt Income Fund 45

may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the date on which the applicable rate ceases to be published.

Beginning in January 2020, global financial markets have experienced, and may continue to experience, significant volatility resulting from the spread of a virus known as Covid–19. The outbreak of Covid–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of Covid–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Futures contracts (number of contracts)	200
OTC total return swap contracts (notional)	$40,100,000
Centrally cleared total return swap contracts (notional)	$20,200,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
			Payables, Net assets —
Interest rate contracts	Receivables	$151,668	Unrealized depreciation	$681,349*
Total		$151,668		$681,349

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as hedging
instruments under ASC 815	Futures	Swaps	Total
Interest rate contracts	$(81,088)	$2,675	$(78,413)
Total	$(81,088)	$2,675	$(78,413)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted for as hedging
instruments under ASC 815	Futures	Swaps	Total
Interest rate contracts	$(22,582)	$(729,551)	$(752,133)
Total	$(22,582)	$(729,551)	$(752,133)

46 New York Tax Exempt Income Fund

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

		Credit Suisse
		Securities		Morgan
		(USA), LLC		Stanley & Co.
		(clearing	JPMorgan	International
	Citibank, N.A.	broker)	Securities LLC	PLC	Total
Assets:
OTC Total return swap contracts*#	$75,857	$—	$—	$75,811	$151,668
Centrally cleared total return	—	—	—	—	—
swap contracts§
Futures contracts§	—	—	—	—	—
Total Assets	$75,857	$—	$—	$75,811	$151,668
Liabilities:
OTC Total return swap contracts*#	$—	$—	$—	$—	$—
Centrally cleared total return	—	2,152	—	—	2,152
swap contracts§
Futures contracts§	—	—	28,548	—	28,548
Total Liabilities	$—	$2,152	$28,548	$—	$30,700
Total Financial and Derivative	$75,857	$(2,152)	$(28,548)	$75,811	$120,968
Net Assets
Total collateral received (pledged)†##	$—	$—	$—	$—
Net amount	$75,857	$(2,152)	$(28,548)	$75,811
Controlled collateral received (including
TBA commitments)**	$—	$—	$—	$—	$—
Uncontrolled collateral received	$—	$—	$—	$—	$—
Collateral (pledged) (including
TBA commitments)**	$—	$—	$—	$—	$—

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

##Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts and centrally cleared swap contracts, which is not included in the table above, amounted to $378,000 and $1,190,000, respectively.

New York Tax Exempt Income Fund 47

Note 9: New accounting pronouncements

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2020–04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020–04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. The discontinuation of LIBOR was subsequently extended to June 30, 2023. ASU 2020–04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying this provision.

48 New York Tax Exempt Income Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Jonathan S. Horwitz
Putnam Investment	Kenneth R. Leibler, Chair	Executive Vice President,
Management, LLC	Liaquat Ahamed	Principal Executive Officer,
100 Federal Street	Ravi Akhoury	and Compliance Liaison
Boston, MA 02110	Barbara M. Baumann
	Katinka Domotorffy	Richard T. Kircher
Investment Sub-Advisor	Catharine Bond Hill	Vice President and BSA
Putnam Investments Limited	Paul L. Joskow	Compliance Officer
16 St James’s Street	George Putnam, III
London, England SW1A 1ER	Robert L. Reynolds	Susan G. Malloy
	Manoj P. Singh	Vice President and
Marketing Services	Mona K. Sutphen	Assistant Treasurer
Putnam Retail Management
100 Federal Street	Officers	Denere P. Poulack
Boston, MA 02110	Robert L. Reynolds	Assistant Vice President, Assistant
	President	Clerk, and Assistant Treasurer
Custodian
State Street Bank	James F. Clark	Janet C. Smith
and Trust Company	Vice President, Chief Compliance	Vice President,
	Officer, and Chief Risk Officer	Principal Financial Officer,
Legal Counsel		Principal Accounting Officer,
Ropes & Gray LLP	Nancy E. Florek	and Assistant Treasurer
Vice President, Director of
	Proxy Voting and Corporate	Stephen J. Tate
	Governance, Assistant Clerk,	Vice President and
	and Assistant Treasurer	Chief Legal Officer

	Michael J. Higgins	Mark C. Trenchard
	Vice President, Treasurer,	Vice President
and Clerk

This report is for the information of shareholders of Putnam New York Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 180 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam New York Tax Exempt Income Fund

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: July 28, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: July 28, 2021

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: July 28, 2021